Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	THIRD QUARTER

	2014		2013		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 18,467	100.0	$ 17,575	100.0	5.1
Cost of products sold	5,399	29.2	5,344	30.4	1.0
Selling, marketing and administrative expenses	5,468	29.6	5,314	30.2	2.9
Research and development expense	2,023	11.0	2,042	11.6	(0.9)
In-process research and development	—	—	178	1.0
Interest (income) expense, net	112	0.6	87	0.5
Other (income) expense, net	(1,345)	(7.3)	943	5.4
Earnings before provision for taxes on income	6,810	36.9	3,667	20.9	85.7
Provision for taxes on income	2,061	11.2	685	3.9	200.9
Net earnings	$ 4,749	25.7	$ 2,982	17.0	59.3

Net earnings per share (Diluted)	$ 1.66		$ 1.04		59.6

Average shares outstanding (Diluted)	2,864.3		2,881.2

Effective tax rate	30.3%		18.7%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 5,660	30.6	$ 4,831	27.5	17.2
Net earnings	$ 4,292	23.2	$ 3,919	22.3	9.5
Net earnings per share (Diluted)	$ 1.50		$ 1.36		10.3
Effective tax rate	24.2%		18.9%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, the Ortho-Clinical Diagnostics divestiture, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	NINE MONTHS

	2014		2013		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 56,077	100.0	$ 52,957	100.0	5.9
Cost of products sold	16,893	30.1	16,387	30.9	3.1
Selling, marketing and administrative expenses	16,132	28.8	15,913	30.0	1.4
Research and development expense	5,859	10.5	5,772	10.9	1.5
In-process research and development	22	0.0	242	0.5
Interest (income) expense, net	344	0.6	292	0.6
Other (income) expense, net	(1,033)	(1.8)	1,630	3.1
Earnings before provision for taxes on income	17,860	31.8	12,721	24.0	40.4
Provision for taxes on income	4,058	7.2	2,409	4.5	68.5
Net earnings	$ 13,802	24.6	$ 10,312	19.5	33.8

Net earnings per share (Diluted)	$ 4.81		$ 3.58		34.4

Average shares outstanding (Diluted)	2,871.2		2,879.0

Effective tax rate	22.7%		18.9%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 17,270	30.8	$ 15,260	28.8	13.2
Net earnings	$ 13,493	24.1	$ 12,315	23.3	9.6
Net earnings per share (Diluted)	$ 4.70		$ 4.28		9.8
Effective tax rate	21.9%		19.3%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, the Ortho-Clinical Diagnostics divestiture, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2014	2013	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,173	1,225	(4.2)%	(4.2)	—
International	2,416	2,386	1.3	2.6	(1.3)
	3,589	3,611	(0.6)	0.3	(0.9)

Pharmaceutical
U.S.	4,723	3,549	33.1	33.1	—
International	3,584	3,487	2.8	4.1	(1.3)
	8,307	7,036	18.1	18.7	(0.6)

Med Devices & Diagnostics
U.S.	2,946	3,151	(6.5)	(6.5)	—
International	3,625	3,777	(4.0)	(2.8)	(1.2)
	6,571	6,928	(5.2)	(4.6)	(0.6)

U.S.	8,842	7,925	11.6	11.6	—
International	9,625	9,650	(0.3)	1.0	(1.3)
Worldwide	$18,467	17,575	5.1%	5.8	(0.7)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2014	2013	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 3,802	3,899	(2.5)%	(2.5)	—
International	7,088	7,045	0.6	3.0	(2.4)
	10,890	10,944	(0.5)	1.1	(1.6)

Pharmaceutical
U.S.	13,076	10,397	25.8	25.8	—
International	11,238	10,432	7.7	9.1	(1.4)
	24,314	20,829	16.7	17.4	(0.7)

Med Devices & Diagnostics
U.S.	9,300	9,600	(3.1)	(3.1)	—
International	11,573	11,584	(0.1)	1.5	(1.6)
	20,873	21,184	(1.5)	(0.6)	(0.9)

U.S.	26,178	23,896	9.5	9.5	—
International	29,899	29,061	2.9	4.6	(1.7)
Worldwide	$56,077	52,957	5.9%	6.8	(0.9)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2014	2013	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 8,842	7,925	11.6%	11.6	—

Europe	4,446	4,478	(0.7)	(0.8)	0.1
Western Hemisphere excluding U.S.	1,820	1,842	(1.2)	3.5	(4.7)
Asia-Pacific, Africa	3,359	3,330	0.9	2.0	(1.1)
International	9,625	9,650	(0.3)	1.0	(1.3)

Worldwide	$18,467	17,575	5.1%	5.8	(0.7)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2014	2013	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$26,178	23,896	9.5%	9.5	—

Europe	14,387	13,631	5.5	3.3	2.2
Western Hemisphere excluding U.S.	5,378	5,530	(2.7)	5.7	(8.4)
Asia-Pacific, Africa	10,134	9,900	2.4	5.8	(3.4)
International	29,899	29,061	2.9	4.6	(1.7)

Worldwide	$56,077	52,957	5.9%	6.8	(0.9)

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
	Third Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2014	2013	(Decr.)

Earnings before provision for taxes on income - as reported	$ 6,810	3,667	85.7%

Ortho-Clinical Diagnostics divestiture net gain	(1,948)	—

Litigation expenses	285	872

Additional year of Branded Prescription Drug Fee	220	—

Synthes integration/transaction costs	167	122

In-process research and development	—	178

DePuy ASRTM Hip program	126	35

Other	—	(43)

Earnings before provision for taxes on income - as adjusted	$ 5,660	4,831	17.2%

Net Earnings - as reported	$ 4,749	2,982	59.3%

Ortho-Clinical Diagnostics divestiture net gain	(1,149)	—

Litigation expenses	231	720

Additional year of Branded Prescription Drug Fee	220	—

Synthes integration/transaction costs	130	103

In-process research and development	—	126

DePuy ASRTM Hip program	111	31

Other	—	(43)

Net Earnings - as adjusted	$ 4,292	3,919	9.5%

Diluted Net Earnings per share - as reported	$ 1.66	1.04	59.6%

Ortho-Clinical Diagnostics divestiture net gain	(0.40)	—

Litigation expenses	0.08	0.25

Additional year of Branded Prescription Drug Fee	0.08	—

Synthes integration/transaction costs	0.04	0.04

In-process research and development	—	0.04

DePuy ASRTM Hip program	0.04	0.01

Other	—	(0.02)

Diluted Net Earnings per share - as adjusted	$ 1.50	1.36	10.3%

The Company believes investors gain additional perspective of underlying business trends and results by providing measures of earnings before provision for taxes on income, net earnings and diluted net earnings per share that exclude special items in order to evaluate ongoing business operations.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
	Nine Months YTD			% Incr. /
(Dollars in Millions Except Per Share Data)	2014		2013	(Decr.)

Earnings before provision for taxes on income - as reported	$ 17,860		12,721	40.4%

Ortho-Clinical Diagnostics divestiture net gain	(1,948)		—

Litigation expenses	561		1,776

Additional year of Branded Prescription Drug Fee	220		—

Synthes integration/transaction costs	429		502

In-process research and development	22		242

DePuy ASRTM Hip program	126		117

Other	—		(98)

Earnings before provision for taxes on income - as adjusted	$ 17,270		15,260	13.2%

Net Earnings - as reported	$ 13,802		10,312	33.8%

Ortho-Clinical Diagnostics divestiture net gain	(1,149)		—

Litigation expenses	573	(1)	1,419

Additional year of Branded Prescription Drug Fee	220		—

Synthes integration/transaction costs	318		373

In-process research and development	16		168

DePuy ASRTM Hip program	111		122

Tax benefit associated with Conor Medsystems	(398)		—

Other	—		(79)

Net Earnings - as adjusted	$ 13,493		12,315	9.6%

Diluted Net Earnings per share - as reported	$ 4.81		3.58	34.4%

Ortho-Clinical Diagnostics divestiture net gain	(0.40)		—

Litigation expenses	0.19		0.49

Additional year of Branded Prescription Drug Fee	0.08		—

Synthes integration/transaction costs	0.11		0.13

In-process research and development	0.01		0.06

DePuy ASRTM Hip program	0.04		0.04

Tax benefit associated with Conor Medsystems	(0.14)		—

Other	—		(0.02)

Diluted Net Earnings per share - as adjusted	$ 4.70		4.28	9.8%

(1) Includes adjustment to deferred tax asset related to deductibility by tax jurisdiction

The Company believes investors gain additional perspective of underlying business trends and results by providing measures of earnings before provision for taxes on income, net earnings and diluted net earnings per share that exclude special items in order to evaluate ongoing business operations.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2014	2013	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$102	99	3.0%	3.0%	—%
Intl	461	461	0.0	1.4	(1.4)
WW	563	560	0.5	1.6	(1.1)

ORAL CARE
US	148	142	4.2	4.2	—
Intl	261	253	3.2	3.6	(0.4)
WW	409	395	3.5	3.7	(0.2)

OTC
US	313	310	1.0	1.0	—
Intl	706	665	6.2	7.9	(1.7)
WW	1,019	975	4.5	5.7	(1.2)

SKIN CARE
US	400	404	(1.0)	(1.0)	—
Intl	520	520	0.0	0.8	(0.8)
WW	920	924	(0.4)	0.0	(0.4)

WOMEN'S HEALTH
US	8	77	(89.6)	(89.6)	—
Intl	317	331	(4.2)	(1.7)	(2.5)
WW	325	408	(20.3)	(18.3)	(2.0)

WOUND CARE/OTHER
US	202	193	4.7	4.7	—
Intl	151	156	(3.2)	(3.3)	0.1
WW	353	349	1.1	1.1	0.0

TOTAL CONSUMER
US	1,173	1,225	(4.2)	(4.2)	—
Intl	2,416	2,386	1.3	2.6	(1.3)
WW	$3,589	3,611	(0.6)%	0.3%	(0.9)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2014	2013	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$1,895	1,648	15.0%	15.0%	—%
Intl	746	695	7.3	9.4	(2.1)
WW	2,641	2,343	12.7	13.3	(0.6)
REMICADE
US	1,085	1,013	7.1	7.1	—
US Exports (4)	310	291	6.5	6.5	—
Intl	387	385	0.5	3.3	(2.8)
WW	1,782	1,689	5.5	6.1	(0.6)
SIMPONI/SIMPONI ARIA
US	144	111	29.7	29.7	—
Intl	156	155	0.6	2.3	(1.7)
WW	300	266	12.8	13.8	(1.0)
STELARA
US	356	233	52.8	52.8	—
Intl	187	137	36.5	37.2	(0.7)
WW	543	370	46.8	47.0	(0.2)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	16	18	(11.1)	(11.8)	0.7
WW	16	18	(11.1)	(11.8)	0.7

INFECTIOUS DISEASES
US	967	278	*	*	—
Intl	594	543	9.4	9.9	(0.5)
WW	1,561	821	90.1	90.3	(0.2)
EDURANT
US	7	4	75.0	75.0	—
Intl	95	60	58.3	57.6	0.7
WW	102	64	59.4	58.8	0.6
INCIVO
US	—	—	—	—	—
Intl	38	76	(50.0)	(49.1)	(0.9)
WW	38	76	(50.0)	(49.1)	(0.9)
OLYSIO/SOVRIAD
US	671	—	*	*	—
Intl	125	—	*	*	0.0
WW	796	—	*	*	0.0
PREZISTA
US	234	215	8.8	8.8	—
Intl	212	195	8.7	8.8	(0.1)
WW	446	410	8.8	8.9	(0.1)
OTHER INFECTIOUS DISEASES
US	55	59	(6.8)	(6.8)	—
Intl	124	212	(41.5)	(39.9)	(1.6)
WW	179	271	(33.9)	(32.6)	(1.3)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2014	2013	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$606	601	0.8%	0.8%	—%
Intl	965	991	(2.6)	(1.3)	(1.3)
WW	1,571	1,592	(1.3)	(0.5)	(0.8)
CONCERTA/METHYLPHENIDATE
US	34	38	(10.5)	(10.5)	—
Intl	101	104	(2.9)	(0.7)	(2.2)
WW	135	142	(4.9)	(3.3)	(1.6)
INVEGA
US	89	82	8.5	8.5	—
Intl	67	65	3.1	4.7	(1.6)
WW	156	147	6.1	6.8	(0.7)
INVEGA SUSTENNA/XEPLION
US	215	180	19.4	19.4	—
Intl	188	144	30.6	31.2	(0.6)
WW	403	324	24.4	24.7	(0.3)
RISPERDAL CONSTA
US	107	114	(6.1)	(6.1)	—
Intl	177	212	(16.5)	(15.6)	(0.9)
WW	284	326	(12.9)	(12.3)	(0.6)
OTHER NEUROSCIENCE
US	161	187	(13.9)	(13.9)	—
Intl	432	466	(7.3)	(5.7)	(1.6)
WW	593	653	(9.2)	(8.1)	(1.1)

ONCOLOGY
US	305	227	34.4	34.4	—
Intl	807	754	7.0	8.3	(1.3)
WW	1,112	981	13.4	14.4	(1.0)
VELCADE
US	—	—	—	—	—
Intl	389	404	(3.7)	(2.0)	(1.7)
WW	389	404	(3.7)	(2.0)	(1.7)
ZYTIGA
US	252	204	23.5	23.5	—
Intl	316	260	21.5	22.2	(0.7)
WW	568	464	22.4	22.8	(0.4)
OTHER ONCOLOGY
US	53	23	*	*	—
Intl	102	90	13.3	14.6	(1.3)
WW	155	113	37.2	38.3	(1.1)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2014	2013	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

TOTAL OTHER
US	$950	795	19.5%	19.5%	—%
Intl	472	504	(6.3)	(5.3)	(1.0)
WW	1,422	1,299	9.5	9.9	(0.4)
PROCRIT/EPREX
US	184	204	(9.8)	(9.8)	—
Intl	123	140	(12.1)	(11.4)	(0.7)
WW	307	344	(10.8)	(10.5)	(0.3)
XARELTO
US	414	246	68.3	68.3	—
Intl	—	—	—	—	—
WW	414	246	68.3	68.3	—
OTHER
US	352	345	2.0	2.0	—
Intl	349	364	(4.1)	(3.0)	(1.1)
WW	701	709	(1.1)	(0.5)	(0.6)

TOTAL PHARMACEUTICAL
US	4,723	3,549	33.1	33.1	—
Intl	3,584	3,487	2.8	4.1	(1.3)
WW	$8,307	7,036	18.1%	18.7%	(0.6)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2014	2013	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2) (3)

CARDIOVASCULAR CARE
US	$221	196	12.8%	12.8%	—%
Intl	321	305	5.2	6.6	(1.4)
WW	542	501	8.2	9.0	(0.8)

DIABETES CARE
US	244	237	3.0	3.0	—
Intl	314	320	(1.9)	(0.1)	(1.8)
WW	558	557	0.2	1.3	(1.1)

DIAGNOSTICS(5)
US	—	222	**	**	—
Intl	44	237	(81.4)	(80.9)	(0.5)
WW	44	459	(90.4)	(90.1)	(0.3)

ORTHOPAEDICS
US	1,272	1,232	3.2	3.2	—
Intl	1,072	1,051	2.0	2.4	(0.4)
WW	2,344	2,283	2.7	2.9	(0.2)

SPECIALTY SURGERY/OTHER(6)
US	413	412	0.2	0.2	—
Intl	445	434	2.5	4.1	(1.6)
WW	858	846	1.4	2.2	(0.8)

SURGICAL CARE
US	564	587	(3.9)	(3.9)	—
Intl	957	947	1.1	2.4	(1.3)
WW	1,521	1,534	(0.8)	0.0	(0.8)

VISION CARE
US	232	265	(12.5)	(12.5)	—
Intl	472	483	(2.3)	(0.2)	(2.1)
WW	704	748	(5.9)	(4.5)	(1.4)

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	2,946	3,151	(6.5)	(6.5)	—
Intl	3,625	3,777	(4.0)	(2.8)	(1.2)
WW	$6,571	6,928	(5.2)%	(4.6)%	(0.6)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2014	2013	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$311	308	1.0%	1.0%	—%
Intl	1,404	1,402	0.1	4.1	(4.0)
WW	1,715	1,710	0.3	3.6	(3.3)

ORAL CARE
US	450	449	0.2	0.2	—
Intl	783	755	3.7	5.9	(2.2)
WW	1,233	1,204	2.4	3.8	(1.4)

OTC
US	995	954	4.3	4.3	—
Intl	2,038	1,995	2.2	3.8	(1.6)
WW	3,033	2,949	2.8	3.9	(1.1)

SKIN CARE
US	1,363	1,320	3.3	3.3	—
Intl	1,439	1,414	1.8	3.1	(1.3)
WW	2,802	2,734	2.5	3.2	(0.7)

WOMEN'S HEALTH
US	43	242	(82.2)	(82.2)	—
Intl	951	978	(2.8)	1.5	(4.3)
WW	994	1,220	(18.5)	(15.0)	(3.5)

WOUND CARE/OTHER
US	640	626	2.2	2.2	—
Intl	473	501	(5.6)	(4.7)	(0.9)
WW	1,113	1,127	(1.2)	(0.8)	(0.4)

TOTAL CONSUMER
US	3,802	3,899	(2.5)	(2.5)	—
Intl	7,088	7,045	0.6	3.0	(2.4)
WW	$10,890	10,944	(0.5)%	1.1%	(1.6)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2014	2013	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$5,295	4,865	8.8%	8.8%	—%
Intl	2,320	1,923	20.6	23.6	(3.0)
WW	7,615	6,788	12.2	13.1	(0.9)
REMICADE
US	3,103	2,909	6.7	6.7	—
US Exports (4)	834	972	(14.2)	(14.2)	—
Intl	1,259	1,080	16.6	21.1	(4.5)
WW	5,196	4,961	4.7	5.7	(1.0)
SIMPONI/SIMPONI ARIA
US	380	292	30.1	30.1	—
Intl	461	386	19.4	21.7	(2.3)
WW	841	678	24.0	25.3	(1.3)
STELARA
US	978	692	41.3	41.3	—
Intl	549	395	39.0	38.5	0.5
WW	1,527	1,087	40.5	40.3	0.2
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	51	62	(17.7)	(13.8)	(3.9)
WW	51	62	(17.7)	(13.8)	(3.9)

INFECTIOUS DISEASES
US	2,548	775	*	*	—
Intl	1,975	1,831	7.9	8.2	(0.3)
WW	4,523	2,606	73.6	73.7	(0.1)
EDURANT
US	18	10	80.0	80.0	—
Intl	257	153	68.0	65.3	2.7
WW	275	163	68.7	66.1	2.6
INCIVO
US	—	—	—	—	—
Intl	221	410	(46.1)	(45.6)	(0.5)
WW	221	410	(46.1)	(45.6)	(0.5)
OLYSIO/SOVRIAD
US	1,687	—	*	*	—
Intl	294	—	*	*	0.0
WW	1,981	—	*	*	0.0
PREZISTA
US	687	578	18.9	18.9	—
Intl	696	634	9.8	9.4	0.4
WW	1,383	1,212	14.1	13.9	0.2
OTHER INFECTIOUS DISEASES
US	156	187	(16.6)	(16.6)	—
Intl	507	634	(20.0)	(19.3)	(0.7)
WW	663	821	(19.2)	(18.7)	(0.5)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2014	2013	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$1,807	1,973	(8.4)%	(8.4)%	—%
Intl	3,029	3,043	(0.5)	1.2	(1.7)
WW	4,836	5,016	(3.6)	(2.6)	(1.0)
CONCERTA/METHYLPHENIDATE
US	97	262	(63.0)	(63.0)	—
Intl	333	351	(5.1)	(2.3)	(2.8)
WW	430	613	(29.9)	(28.3)	(1.6)
INVEGA
US	264	229	15.3	15.3	—
Intl	215	200	7.5	9.1	(1.6)
WW	479	429	11.7	12.5	(0.8)
INVEGA SUSTENNA/XEPLION
US	599	502	19.3	19.3	—
Intl	571	396	44.2	43.8	0.4
WW	1170	898	30.3	30.1	0.2
RISPERDAL CONSTA
US	323	327	(1.2)	(1.2)	—
Intl	573	670	(14.5)	(14.1)	(0.4)
WW	896	997	(10.1)	(9.9)	(0.2)
OTHER NEUROSCIENCE
US	524	653	(19.8)	(19.8)	—
Intl	1,337	1,426	(6.2)	(3.5)	(2.7)
WW	1,861	2,079	(10.5)	(8.6)	(1.9)

ONCOLOGY
US	823	632	30.2	30.2	—
Intl	2,422	2,028	19.4	20.1	(0.7)
WW	3,245	2,660	22.0	22.5	(0.5)
VELCADE
US	—	—	—	—	—
Intl	1,200	1,136	5.6	7.1	(1.5)
WW	1,200	1,136	5.6	7.1	(1.5)
ZYTIGA
US	716	539	32.8	32.8	—
Intl	926	664	39.5	38.8	0.7
WW	1,642	1,203	36.5	36.1	0.4
OTHER ONCOLOGY
US	107	93	15.1	15.1	—
Intl	296	228	29.8	30.4	(0.6)
WW	403	321	25.5	25.9	(0.4)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2014	2013	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

TOTAL OTHER
US	$2,603	2,152	21.0%	21.0%	—%
Intl	1,492	1,607	(7.2)	(6.4)	(0.8)
WW	4,095	3,759	8.9	9.3	(0.4)
PROCRIT/EPREX
US	538	627	(14.2)	(14.2)	—
Intl	398	430	(7.4)	(7.1)	(0.3)
WW	936	1,057	(11.4)	(11.3)	(0.1)
XARELTO
US	1,094	593	84.5	84.5	—
Intl	—	—	—	—	—
WW	1,094	593	84.5	84.5	—
OTHER
US	971	932	4.2	4.2	—
Intl	1,094	1,177	(7.1)	(6.1)	(1.0)
WW	2,065	2,109	(2.1)	(1.5)	(0.6)

TOTAL PHARMACEUTICAL
US	13,076	10,397	25.8	25.8	—
Intl	11,238	10,432	7.7	9.1	(1.4)
WW	$24,314	20,829	16.7%	17.4%	(0.7)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2014	2013	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2) (3)

CARDIOVASCULAR CARE
US	$640	598	7.0%	7.0%	—%
Intl	1,010	945	6.9	8.3	(1.4)
WW	1,650	1,543	6.9	7.8	(0.9)
DIABETES CARE
US	658	779	(15.5)	(15.5)	—
Intl	970	967	0.3	1.5	(1.2)
WW	1,628	1,746	(6.8)	(6.1)	(0.7)
DIAGNOSTICS(5)
US	456	711	(35.9)	(35.9)	—
Intl	492	708	(30.5)	(28.8)	(1.7)
WW	948	1,419	(33.2)	(32.4)	(0.8)
ORTHOPAEDICS
US	3,858	3,767	2.4	2.4	—
Intl	3,376	3,286	2.7	3.5	(0.8)
WW	7,234	7,053	2.6	3.0	(0.4)
SPECIALTY SURGERY /OTHER(6)
US	1,254	1,242	1.0	1.0	—
Intl	1,383	1,333	3.8	6.0	(2.2)
WW	2,637	2,575	2.4	3.6	(1.2)
SURGICAL CARE
US	1,654	1,695	(2.4)	(2.4)	—
Intl	2,950	2,935	0.5	2.1	(1.6)
WW	4,604	4,630	(0.6)	0.4	(1.0)
VISION CARE
US	780	808	(3.5)	(3.5)	—
Intl	1,392	1,410	(1.3)	1.8	(3.1)
WW	2,172	2,218	(2.1)	(0.1)	(2.0)

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	9,300	9,600	(3.1)	(3.1)	—
Intl	11,573	11,584	(0.1)	1.5	(1.6)
WW	$20,873	21,184	(1.5)%	(0.6)%	(0.9)%
*Percentage greater than 100%
**Not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Prior year amounts have been reclassified to conform to current year product disclosure
(4) Reported as U.S. sales
(5) Reflects Diagnostics divestiture June 30, 2014
(6) Infection Prevention now reflected in Specialty Surgery/Other, previously reported independently